UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

CRISPR THERAPEUTICS AG

(Exact name of Registrant as Specified in Its Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14 6300 Zug, Switzerland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +41 (0)41 561 32 77

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, nominal value CHF 0.03	CRSP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of Amendment to CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan

On June 8, 2023, at the 2023 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of CRISPR Therapeutics AG (the “Company”) approved the amendment (the “Plan Amendment”) to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan (the “2018 Plan”) to increase the number of common shares, par value CHF 0.03 per share (“Common Shares”) reserved for issuance under the 2018 Plan by 1,700,000 Common Shares and to increase the number of shares that may be issued in the form of incentive stock options by 1,700,000 Common Shares. The Plan Amendment previously had been approved, subject to shareholder approval, by the Company’s Board of Directors.

The Company’s officers and directors are among the persons eligible to receive awards under the 2018 Plan, as amended, in accordance with the terms and conditions thereunder. A detailed summary of the 2018 Plan and the Plan Amendment is set forth in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2023 (the “Proxy Statement”) under the caption “Proposal 10: Approval of Amendment to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan”, which summary is incorporated herein by reference. That detailed summary of the 2018 Plan and Plan Amendment, and the foregoing description of the Plan Amendment, are qualified in their entirety by reference to (i) the full text of the 2018 Plan, which is filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018, (ii) the full text of Amendment No. 1 to the 2018 Stock Option and Incentive Plan, which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2019, (iii) the full text of Amendment No. 2 to the 2018 Stock Option and Incentive Plan, which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2020, (iii) the full text of Amendment No. 3 to the 2018 Stock Option and Incentive Plan, which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 25, 2022, and (v) the full text of the Plan Amendment, a copy of which is attached as Appendix A to the Proxy Statement, and in each case, incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s shareholders approved amendments to the articles of association of the Company (the “Articles of Association”) as described in the Proxy Statement. The Company’s amended and restated Articles of Association become effective upon registration in the Commercial Register in the canton of Zug, Switzerland on or about June 9, 2023, subject to the approval by the Swiss Federal Commercial Authority. A copy of the amended and restated Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on June 8, 2023. Proxies were solicited pursuant to the Proxy Statement.

At the Annual Meeting, the Company’s shareholders were asked (i) to approve the Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2022, (ii) to approve the appropriation of financial results, (iii) to discharge the members of the Board of Directors and Executive Committee, (iv) to re-elect nine members and the chairman to the Company’s Board of Directors, (v) to elect and re-elect four members of the Compensation Committee of the Board of Directors, (vi) to approve the compensation for the Board of Directors and the Executive Committee and, on a non-binding basis, the Swiss statutory compensation report of the Company for the year ended December 31, 2022 (the “2022 Compensation Report”), (vii) to approve, on a non-binding basis, the compensation paid to the Company’s named executive officers under U.S. securities law requirements, (viii) to approve a capital band, (ix) to approve an increase in the conditional share capital for employee equity plans, (x) to approve the Plan Amendment, (xi) to approve a reduction in the maximum size of the Board of Directors, (xii) to approve amendments to the Articles of Association to reflect revised Swiss corporate law and other changes, (xiii) to re-elect the independent voting rights representative, (xiv) to re-elect Ernst & Young AG as the Company’s statutory auditor and to re-elect Ernst &

Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and (xv) to approve the transaction of any other business that may properly come before the Annual Meeting.

The voting results reported below are final.

Proposal 1 – Approval of the Swiss Management Report, the Consolidated Financial Statements and the Statutory Financial Statements of the Company for the Year Ended December 31, 2022

The Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2022 were approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	58,042,258	156,560	173,035	0

Proposal 2 – Approval of the Appropriation of Financial Results

The proposal to carry forward the net income resulting from the appropriation of financial results was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	57,987,144	188,211	196,498	0

Proposal 3 – Discharge of the Members of the Board of Directors and Executive Committee

The discharge of the members of the Company’s Board of Directors and the Executive Committee from personal liability for their activities during the year ended December 31, 2022 was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	41,154,717	325,296	83,916	16,807,924

Proposal 4 – Re-election of the Members and Chair of the Board of Directors

Rodger Novak, M.D., Samarth Kulkarni, Ph.D., Ali Behbahani, M.D., Maria Fardis, Ph.D., H. Edward Fleming Jr., M.D., Simeon J. George, M.D., John T. Greene, Katherine A. High, M.D., and Douglas A. Treco, Ph.D. were each duly re-elected as members of the Company’s Board of Directors and Rodger Novak, M.D. was duly re-elected as the chairman of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Rodger Novak, M.D.	41,225,578	270,501	67,850	16,807,924
Samarth Kulkarni, Ph.D.	40,484,397	1,013,593	65,939	16,807,924
Ali Behbahani, M.D.	23,098,811	18,392,522	72,596	16,807,924
Maria Fardis, Ph.D.	41,210,171	285,063	68,695	16,807,924
H Edward Fleming Jr., M.D.	40,927,328	564,987	71,614	16,807,924
Simeon J. George, M.D.	40,902,631	589,614	71,684	16,807,924
John T. Greene	40,337,357	1,152,556	74,016	16,807,924
Katherine A. High, M.D.	41,120,246	374,090	69,593	16,807,924
Douglas A. Treco, Ph.D.	37,931,852	3,560,467	71,610	16,807,924

Proposal 5 –Election or Re-election of the Members of the Compensation Committee

Ali Behbahani, M.D., H. Edward Fleming, Jr., M.D., Simeon J. George, M.D., and John T. Greene, were each duly elected and re-elected, as applicable, as members of the Company’s Compensation Committee of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ali Behbahani, M.D.	22,931,018	18,555,470	77,441	16,807,924
H Edward Fleming Jr., M.D.	39,628,150	1,854,312	81,467	16,807,924
Simeon J. George, M.D.	39,578,104	1,906,247	79,578	16,807,924
John T. Greene	38,619,814	2,829,336	114,779	16,807,924

Proposal 6 – Approval of the Compensation for the Board of Directors and the Executive Committee and 2022 Compensation Report

The total non-performance-related compensation for members of the Board of Directors from the Annual Meeting to the 2024 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	41,036,078	389,401	138,450	16,807,924

The grant of equity for members of the Board of Directors from the Annual Meeting to the 2024 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,523,942	12,922,502	117,485	16,807,924

The total non-performance related compensation for members of the Executive Committee from July 1, 2023 to June 30, 2024 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,071,592	10,363,680	128,657	16,807,924

The total variable compensation for members of the Executive Committee for the current year ending December 31, 2023 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,310,823	10,126,213	126,893	16,807,924

The grant of equity for members of the Executive Committee from the Annual Meeting to the 2024 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	27,342,115	14,113,037	108,777	16,807,924

The endorsement of the 2022 Compensation Report was approved on a non-binding basis. The results of the non-binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	26,387,171	15,034,482	142,276	16,807,924

Proposal 7 – Non-Binding Advisory Vote on the Compensation Paid to Named Executive Officers Under U.S. Securities Law Requirements

The compensation paid to the named executive officers was approved on a non-binding basis. The results of the non-binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	26,367,240	15,080,059	116,630	16,807,924

Proposal 8 – Approval of a Capital Band

Amendment of art. 3a para. 1, 2, 4 and 5 of the Articles of Association to introduce a capital band as a replacement of the current authorized capital and authorize the Board of Directors within the capital band to increase the share capital once or several times and in any amounts within this range, until June 8, 2028, or until an earlier expiry of the capital band was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	56,834,261	1,100,215	437,377	0

Proposal 9 – Approval of an Increase in the Conditional Share Capital for Employee Equity Plans

An increase in the Company’s conditional share capital for employee equity plans was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	28,111,313	13,359,158	93,458	16,807,924

Proposal 10 – Approval of Amendment to the 2018 Stock Option and Incentive Plan

The Plan Amendment was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	29,380,692	12,073,426	109,811	16,807,924

Proposal 11 – Approval of a Reduction in the Maximum Size of the Board of Directors

A reduction in the maximum size of the Board of Directors was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	57,869,753	359,479	142,621	0

Proposal 12 – Approval of Amendments to the Articles of Association to Reflect Revised Swiss Corporate Law and Other Changes

As outlined below, certain amendments to the Articles of Association to implement recent changes required under the revised Swiss corporate law and certain other amendments to the Articles of Association were approved.

Amendment of art. 2 para. 3 and 5 of the Articles of Association was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	41,354,985	118,295	90,649	16,807,924

Amendment of art. 9 and art. 11 para. 3 of the Articles of Association was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	40,324,307	1,151,015	88,607	16,807,924

Amendment of art. 47 of the Articles of Association was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	23,067,235	18,406,724	89,970	16,807,924

Amendment of art. 3b para. 3, art. 3c para. 2, art. 8, art. 10, art. 11 para. 2, 4 and 5, art. 12, art. 15, art. 16 para. 3, art. 17 para. 3, art. 18 para. 2, art. 21, art. 23 para 1, art. 26 para. 2, art. 28 para. 1, art. 30 para. 1, art. 36 para. 1, art. 37, art. 38, art. 46 para. 2 and 3 of the Articles of Association was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	41,360,229	115,572	88,128	16,807,924

Amendment of art. 3a para. 3, art. 3b para. 1, art. 4 para. 2 and 8, art. 5 para. 3, art. 6, art. 11 para. 1, art. 11 para. 8 (English only), art. 13, art. 14 (English only), art. 16 para. 2, art. 18 para. 1 and 3 (English only), art. 25, art. 29 para. 1 and 2 (German only), art. 29 para. 3 (English only) and art. 29 para. 8, art. 31 (English only), art. 32 para. 1 and 2, art. 32 para. 3 (English only), art. 33 para. 1 and 3, art. 33 para. 2 (English only), art. 34, art. 35 (English only), art. 39, art. 40 para. 2 (English only), art. 40 para. 3, art. 41 para. 1 of the Articles of Association was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	41,339,084	131,616	93,229	16,807,924

Proposal 13 – Re-election of the Independent Voting Rights Representative

Marius Meier, Attorney at Law, was duly re-elected as the independent voting rights representative. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	57,932,880	269,574	169,399	0

Proposal 14 – Re-election of the Auditors

Ernst & Young AG was duly elected as the Company’s statutory auditor for the term of office of one year, and Ernst & Young LLP was duly elected as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	57,951,105	268,898	151,850	0

Proposal 15 – Transaction of Any Other Business

The proposal for the transaction of any other business that properly came before the Annual Meeting or any adjournment or postponement thereof, to follow the respective proposal of the Board of Directors as proposed at the Annual Meeting, was not approved. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	17,470,972	23,930,852	162,105	16,807,924

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1*	Amended and Restated Articles of Association of CRISPR Therapeutics AG

10.1#

CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan and forms of agreements thereunder (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.2#	Amendment No. 1 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2019).

10.3#	Amendment No. 2 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2020).

10.4#	Amendment No. 3 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 25, 2022).

10.5#	Amendment No. 4 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 26, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

# A management contract or compensatory plan or arrangement required to be filed as an exhibit pursuant to Item 15(a)(3) of Form 10-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 9, 2023	By:	/s/ Samarth Kulkarni
Samarth Kulkarni, Ph.D.
Chief Executive Officer